UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14C

Definitive Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[ ]  Definitive  information  statement

Company  Name:  XENICENT, INC.

Payment  of  filing  fee  (check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table  below  per  Exchange  Act  Rules 14c-5(g)and 0-11

(1) Title of each class of securities to which transaction applies: Common Stock, $.001 par value.

(2) Aggregate number of securities to which transaction applies: 2,112,404 shares of Common Stock.

(3)  Per  unit  price/underlying  value  pursuant to Exchange Act Rule 0-11: N/A

(4)  Proposed maximum  aggregate  value  of  transaction:  N/A

(5)  Total  fee  paid:  N/A

[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)  Amount  previously  paid:
(2)  Form,  schedule  or  registration  statement  no.:
(3)  Filing  party:
(4)  Date  filed:



Duane  C.  Bennett
Chairman

Wilbraham,  Massachusetts

July  6,  2004

  MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK
              PERSONALLY, OTHERWISE YOUR VOTE WILL NOT BE COUNTED.

XENICENT,  INC.

July  16,  2004

To  the  Shareholders  of
Xenicent,  Inc.

Dear  Fellow  Shareholders:

Attached please find a notice of special meeting of the shareholders of Xenicent, Inc. (hereinafter "XCEN" or the "Company"), that will be held at 17111 Kenton Drive, Suite 204B, Cornelius, North Carolina 28031, on August 5, 2004, at 10:00 a.m. Eastern Standard Time. The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Amending the Company's Articles of Incorporation in order to increase the number of shares of authorized Common Stock, $.001 par value, from 50,000,000 shares to 150,000,000 shares;

(ii) Amending the Company's Articles of Incorporation in order to change the Company's corporate name from "Xenicent, Inc." to "Pingchuan Pharmaceutical Inc.";

(iii)Amending Article III, Section 3 of the Company's By-Laws to provide that the number of directors shall be not less than one (1) nor more than seven
     (7);

Certain officers, directors, affiliates and five percent holders of the Company who own in excess of 50.0% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the special meeting of stockholders.

A copy of an Information Statement on Schedule 14C which contains background information relevant to the two proposals is included herewith. If there are any questions or further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at 413-599-0005 or Harold H. Martin, Esq., Law Offices of Harold H. Martin, P.A., 17111 Kenton Drive, Suite 204B, Cornelius, North Carolina 28031, Tel: (704) 894-9760.


                                        Warmest  Regards,

                                        /s/  Duane  C.  Bennett
                                        -----------------------
Dated:  July  16,  2004                 Duane  C.  Bennett
                                        Chairman


                                 XENICENT, INC.
                               18 Brookmont Drive
                              Wilbraham, MA 01095
--------------------------------------------------------------------------------
                            NOTICE OF SPECIAL MEETING
                            Dated as of July 16, 2004
--------------------------------------------------------------------------------
                                 XENICENT, INC.
--------------------------------------------------------------------------------

To  the  Stockholders  of  Xenicent,  Inc.:

Pursuant to the provisions of the North Carolina Business Corporation Act, the Undersigned, being the Secretary of Technology Connections, Inc., provides that:

--------------------------------------------------------------------------------

Notice is hereby given that a special meeting (the "Meeting") of the stockholders of Xenicent, Inc. (hereinafter referred to as "XCEN" or the "Company"), a North Carolina corporation, will be held at 17111 Kenton Drive, Suite 204B, Cornelius, North Carolina 28031, on August 5, 2004, at 10:00 a.m., Eastern Standard Time.

--------------------------------------------------------------------------------

The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Amending the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock, $.001 par value, from 50,000,000 shares to 150,000,000 shares;

(ii) Amending the Company's Articles of Incorporation to change the corporate name from "Xenicent, Inc." to Pingchuan Pharmaceutical Inc."

(iii)Amending Article III, Section 3 of the Company's By-Laws to provide that the number of directors shall be not less than one (1) nor more than seven
     (7);

Certain officers, directors, affiliates and five percent holders of the Company who own in excess of 50.0% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the special meeting of stockholders.

Upon approval of the three proposals, the Company will immediately file an appropriate Amendments to Articles of Incorporation in accordance with North Carolina law to effect the increase in authorized common stock and to effect a change in its name. The changes will become effective upon the completion of the filing of the Amendments to the Company's Articles of Incorporation. The increase in the size of the Company's Board of Directors will be effective upon the affirmative vote of a majority of the shareholders at the special meeting. The Board of Directors of the Company believes that the three proposals are in the best interests of the Company shareholders and recommends their adoption.

If there are any questions or further information is required with respect to the four proposals, please contact Duane Bennett at 18 Brookmont Drive, Wilbraham, MA 01095, Tel: (413) 599-0005.


By  order  of  the  Board  of  Directors


                                        /s/  Duane  C.  Bennett
                                        -----------------------
                                        Duane  C.  Bennett
                                        Secretary

DATED:  July  16,  2004



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO

                                 XENICENT, INC.
                                    Contents

Introduction                                                         5

Item 1.  Information Required by Items of Schedule 14A               6
     A.  Time, Place or Date for Meeting of Shareholders             6
     B.  Dissenters' Rights                                          6
     C.  Voting Securities and Principal Holders Thereof             6
     D.  Amendment of Charter - Authorized Capital Proposal          7
         Reasons and Benefits of the Transaction                     7
     E.  Amendment of Charter - Name Change Proposal                 7
         Reasons and Benefits of the Transaction                     8
     F.  Amendment to By-Laws                                        8
         Reasons and Benefits of the Transaction                     8
     G.  Federal Tax Consequences                                    8
Item 2.  Statements that Proxies are not Solicited                   8
Item 3.  Interest of Certain Persons                                 8
Item 4.  Other and General Information                               9
Item 5.  Documents Incorporated By Reference                         9

Exhibit 1 Plan of Exchange                                          11

INTRODUCTION

     The majority shareholder of this 1934 Act Registrant, Xenicent, Inc., has called this special meeting of shareholders pursuant to the provisions of the North Carolina Business Corporation Act (the "NCBCA") to vote on proposals to
(i) approve the increase in authorized shares of common stock of the Company from 50,000,000 to 150,000,000 shares, (ii) change the name of the corporation to Pingchuan Pharmaceutical Inc., and (iii) increase the size of the Board of Directors to seven members. This Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and provided to the Company's shareholders pursuant to Rule 14c.

     The Company has signed a Plan of Exchange, dated June 22, 2004 (the "Plan of Exchange"), with Heilongjiang Pingchuan Yi Liao Qi Xie You Xian Gong Si, a corporation organized under the laws of the P.R. China ("Pingchuan"), pursuant to which it will acquire Pingchuan in an exchange transaction authorized pursuant to NCBCA Section 55-11-02. Under the Plan of Exchange, the Company has agreed to issue 70,000,000 new shares of common stock to the shareholders of Pingchuan (the "Pinchuan Shareholders") in exchange for their registered capital of RMB 1,030,000 of Pingchaun. The RMB 1,030,000 of registered capital of Pingchuan currently translates to US$128,750. An executed copy of the Plan of Exchange is attached hereto as Exhibit 1. Upon consummation of the exchange transaction, Pingchuan will become a subsidiary of the Company. The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on June 22, 2004, reporting the execution of the Plan of Exchange, and it intends to file an Information Statement on Schedule 14F-1 ten days prior to a change in the majority of the board of directors of the Company, which may occur as promptly as practicable after the closing under the Plan of Exchange.

     We are a North Carolina corporation. We are a fully-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB).

     Information about us can be found in our December 31, 2003 Annual Report filed on Form 10-KSB, as it may be amended, and our March 31, 2004 Quarterly Report filed on Form 10QSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM  1.  INFORMATION  REQUIRED  BY  ITEMS  OF  SCHEDULE  14A

A.   TIME,  PLACE  OR  DATE  FOR  MEETING  OF  SHAREHOLDERS

     As mentioned earlier, there will be a special meeting of shareholders held on August 5, 2004, at 17111 Kenton Drive, Suite 204B, Cornelius, North Carolina 28031. The definitive Information Statement relating to this meeting will first be mailed on or about July 16, 2004, to the holders of Common Stock as of the record date on June 30, 2004.

B.   DISSENTERS'  RIGHTS.

     Under North Carolina law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

C.   THE  VOTING  SECURITIES  AND  PRINCIPAL  SHAREHOLDERS  THEREOF.

     The proposals to amend (i) the corporate charter to increase the number of shares of authorized common stock, $.001 par value, from 50,000,000 shares to 150,000,000 shares, (ii) the corporate charter to change the name of the corporation to Pingchuan Pharmaceutical Inc., and (iii) the By-Laws to increase the number of directors to seven, will be voted on at the special meeting. Holders of a majority of the outstanding shares of common stock have indicated their intention to vote in favor of all three proposals, in which case they will be adopted. The proposals are not effective before first completion of this
Section 14(c) compliance, and second the mailing or delivery of this definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

     VOTING  SECURITIES  OF  THE  COMPANY:

     ON  JUNE  30,  2004, THE RECORD DATE, THERE WERE 2,112,404 SHARES OF COMMON
STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT:

     The sole class of equity securities of the Company issued and outstanding is the common stock. The table on the following page sets forth, as of June 30, 2004, certain information with respect to the common stock beneficially owned by
(i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.


         OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF JUNE 30, 2004

--------------------------------------------------------------------------------
Name and Address of                           Amount and nature       Percentage
Beneficial Owner                                 of Beneficial(1)       of Class
                                                   Ownership
--------------------------------------------------------------------------------
Duane Bennett                                       1,200,000              56.8%
Chairman
18 Brookmont Drive
Wilbraham, MA  01095
--------------------------------------------------------------------------------
Sharon Bennett                                        360,000              17.0%
1701 East Bardon Road
Charlotte, NC  28226
--------------------------------------------------------------------------------
All Officers and Directors as a Group               1,200,000              56.8%
--------------------------------------------------------------------------------
Total Shares Issued and Outstanding                 2,112,404             100.0%
--------------------------------------------------------------------------------

     Notes to the table:

(1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

D.   AMENDMENT  OF  CHARTER  -  AUTHORIZED  CAPITAL  PROPOSAL.

     The proposal to increase the number of authorized shares of common stock of the Company from 50,000,000 to 150,000,000 will be submitted to a vote of shareholders entitled to vote on the record date at the special meeting. The majority shareholder of the Company has indicated his intention to vote for this proposal, so it will be adopted in all likelihood. The Authorized Capital Proposal will take effect no sooner than August 5, 2004.

     REASONS FOR THE AUTHORIZED CAPITAL PROPOSAL. Pursuant to the Plan of Exchange, the Company has agreed to issue 70,000,000 new shares of common stock to the shareholders of Pingchuan in exchange for their registered capital of RMB 1,030,000. The Company currently has only 50,000,000 authorized shares of common stock, which is not sufficient to consummate such exchange transaction. In addition, the Company desires to authorize sufficient shares for future capital raising activities and general corporate finance purposes. The Board of Directors of the Company, in the exercise of its reasonable business judgment, believes that 150,000,000 shares is the appropriate number of shares of authorized common stock

E.   AMENDMENT  OF  CHARTER  -  NAME  CHANGE  PROPOSAL.

     The proposal to amend the corporate charter to change the name of the corporation to Pingchuan Pharmaceutical Inc. will be submitted to a vote of shareholders entitled to vote on the record date at the special meeting. The majority shareholder of the Company has indicated his intention to vote for this proposal, so it will be adopted in all likelihood. The amendment to the Charter will take effect no sooner than August 5, 2004.

     REASONS FOR AMENDMENT. The Company has signed a Plan of Exchange with Pingchuan pursuant to which it will acquire Pingchuan in an exchange transaction authorized pursuant to NCBCA Section 55-11-02. Upon consummation of the exchange transaction, Pingchuan will become a subsidiary of the Company. Accordingly, the Company desires to change its name to something that reflects its new business as a holding company for the Pingchuan subsidiary and possibly other companies that may be acquired in the future by the Company.

F.   AMENDMENT  TO  BY-LAWS

     The Company desires to amend Article III, Section 3 of its By-Laws to provide that the Board of Directors consists of not less than one (1) nor more than seven (7) directors. The current By-Laws provide that the Board of Directors shall consist of not less than one (1) nor more than three (3) directors. The Amendment will create seats on the Company's Board of Directors for an additional four (4) directors. The majority shareholder of the Company has indicated his intention to vote for this proposal, so it will be adopted in all likelihood. The amendment to the By-Laws will be take effect immediately upon passage at the special shareholders' meeting.

     REASONS FOR AMENDMENT. Duane Bennett is currently the sole director of the Company, and he is also the majority shareholder of the Company. Mr. Bennett intends to increase the size of the Board pursuant to a majority shareholder vote as provided in Article III, Section 3 of the Company's By-Laws. After approval at the special shareholders' meeting, at least five of the six vacancies on the Board of Directors that will exist may be filled by Mr. Bennett pursuant to NCBCA Section 55-8-10. It is anticipated that the Closing under the Plan of Exchange will occur as promptly as practicable after the special meeting of shareholders. Accordingly, director candidates may be designated by the Pingchuan Shareholders, the Company's new majority shareholders, and be appointed by Mr. Bennett to fill vacancies on the Board. In connection with any such appointment of directors constituting a change in the majority of directors on the Board, the Company will file with the Commission and mail to shareholders an Information Statement on Schedule 14F-1 providing information with respect to the change in control of the Company's Board of Directors. The Company desires to have a larger Board of Directors for a number of reasons, including, to establish a standing audit committee, a nominating committee and compensation committee of the Board of Directors, or committees performing similar functions. The Board of Directors of the Company deems such mandated form of corporate governance to be in its best interest.

G.   FEDERAL  TAX  CONSEQUENCES.

     There are no tax consequences to the Name Change Proposal or to the Authorized Capital Proposal, nor are there any tax consequences to the proposed Amendment to By-Laws.

ITEM  2.  STATEMENTS  THAT  PROXIES  ARE  NOT  SOLICITED.

               WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
                        NOT REQUESTED TO SEND US A PROXY.

ITEM  3.  INTEREST  OF  CERTAIN  PERSONS.

     Set forth below is the substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

--------------------------------------------------------------------------------
Title of Class        Name and Address              Amount     Nature    Percent

Common Stock          Duane Bennett               1,200,000    Direct      56.8%
                      18 Brookmont Drive
                      Wilbraham, MA  01095

--------------------------------------------------------------------------------

ITEM  4.  OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2003, as it may be amended, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended March 31, 2004, are available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by XCEN can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


ITEM  5.  DOCUMENTS  INCORPORATED  BY  REFERENCE.

(a) The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 is hereby incorporated by reference.

(b) The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 is hereby incorporated by reference.


                                       XENICENT, INC.


                                        /s/  Duane  C.  Bennett
                                        -----------------------
                                        Duane  C.  Bennett
                                        Chairman

Dated:  July 16, 2004



By the order of the Board of Directors


                                        /S/  DUANE  C.  BENNETT
                                        -----------------------
                                        DUANE  C.  BENNETT
                                        CHAIRMAN




                                  EXHIBIT INDEX

Exhibit Number                   Description of Exhibit
--------------                    ----------------------

    10.1                          Plan of Exchange dated June 22, 2004